UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 18, 2022

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIOb	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure.

On May 18, 2022, Bio-Rad Laboratories, Inc. (the “Company”) provided an update of its quarter-to-date repurchases under its share repurchase program (“Share Repurchase Program”) that was authorized by the Company’s Board of Directors in November 2017, granting the Company authority to repurchase, on a discretionary basis, up to $250.0 million of outstanding shares of our common stock, and in July 2020, increasing the Share Repurchase Program to allow us to repurchase up to an additional $200.0 million of stock. As of May 17, 2022, quarter-to-date, the Company has completed the purchase of $125.0 million of the outstanding Class A shares of the Company’s stock on the open market pursuant to the Share Repurchase Program. During this time period, the Company acquired 255 thousand shares at an average purchase price of $489.65 per share, inclusive of commissions. As of May 17, 2022, the Company has repurchased a total of $351.9 million under the Share Repurchase Program leaving a remaining authorization of $98.1 million. Repurchases under the Share Repurchase Program may be made at management’s discretion from time to time on the open market or through privately negotiated transactions. The Share Repurchase Program has no time limit and may be suspended for periods or discontinued at any time. Any shares acquired will be available for general corporate purposes, including supporting employee stock plans, funding acquisitions and minimizing dilution from stock issuances. The Company may execute additional share repurchases at any time until the full amount of the repurchase authorization is exhausted.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: May 18, 2022	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary